Deferred Taxation - Deferred Tax Balances in the Consolidated Statements of Financial Position (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Deferred tax assets and liabilities [abstract]
Deferred tax assets	¥ (40,272)	$ (5,857)	¥ (25,500)
Deferred tax liabilities	86,239	12,543	86,670
Deferred tax liability (asset), Total	¥ 45,967	$ 6,686	¥ 61,170	¥ 61,450